DIMENSIONAL ETF TRUST

	Ticker:	Exchange:
Dimensional Emerging Markets Value ETF	DFEV	NYSE Arca, Inc.

Summary Prospectus

February 28, 2026

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus and other information about the Portfolio, including the Statement of Additional Information (SAI) and most recent reports to shareholders, when available, online at https://www.dimensional.com/us-en/document-center. You can also get this information at no cost by calling collect to (512) 306-7400 or by sending an e-mail request to document_requests@dimensional.com. The Portfolio’s Prospectus and SAI, both dated February 28, 2026, as may be supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of the Dimensional Emerging Markets Value ETF (the “Emerging Markets Value ETF” or “Portfolio”) is to achieve long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the Portfolio. You may also incur usual and customary brokerage commissions when buying or selling shares of the Portfolio, which are not reflected in the table or Example that follows.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.38%
Other Expenses	0.08%
Total Annual Fund Operating Expenses	0.46%
Fee Waiver and/or Expense Reimbursement[1]	0.03%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.43%

[1]

Dimensional Fund Advisors LP (the “Advisor”) has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio. The Fee Waiver and/or Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2027, and may only be terminated by the Trust’s Board of Trustees prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs for the Portfolio reflect the net expenses of the Portfolio that result from the contractual expense waiver in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs whether you sell or hold your shares would be:

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1 Year	3 Years	5 Years	10 Years
$44	$145	$255	$576

PORTFOLIO TURNOVER

A fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 14% of the average value of its investment portfolio.

Principal Investment Strategies

To achieve the Emerging Markets Value ETF’s investment objective, Dimensional Fund Advisors LP (the “Advisor”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Portfolio’s design emphasizes long-term drivers of expected returns identified by the Advisor’s research, while balancing risk through broad diversification across companies, sectors, and countries. The Advisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The Portfolio is designed to purchase emerging market equity securities that are deemed by the Advisor to be lower relative price stocks at the time of purchase, which may include frontier markets (emerging market countries in an earlier stage of development), authorized for investment by the Advisor’s Investment Committee (“Approved Markets”). An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. The Portfolio may emphasize certain stocks, including smaller capitalization companies, lower relative price stocks, and/or higher profitability stocks as compared to their representation in the value segments of the Approved Markets in which the Portfolio is authorized to invest. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

As a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its net assets in emerging markets investments that are defined in the Prospectus as Approved Markets securities. The Portfolio may purchase emerging market equity securities across all market capitalizations.

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The Advisor may also increase or reduce the Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Advisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The Portfolio may gain exposure to companies associated with Approved Markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country, or by entering into equity swap agreements. The Portfolio may also invest in China A-shares (equity securities of companies listed in China) and variable interest entities (special structures that utilize contractual arrangements to provide exposure to certain Chinese companies). The Portfolio may purchase or sell futures contracts and options on futures contracts for Approved Market or other equity market securities and indices, including those of the United States, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio. Because many of the Portfolio’s investments may be denominated in foreign currencies, the Portfolio may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of a foreign securities or to transfer cash balances from one currency to another currency.

The Portfolio may lend its portfolio securities to generate additional income.

The Portfolio is an actively managed exchange-traded fund and does not seek to replicate the performance of a specific index and may have a higher degree of portfolio turnover than such index funds.

Principal Risks

Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, environmental, political, and issuer-specific conditions and events will cause the value of equity securities, and a fund that owns them, to rise or fall. Stock markets are volatile, with periods of rising prices and periods of falling prices.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or

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(b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The Portfolio does not hedge foreign currency risk.

Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers. A fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and/or interest and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

Geographic Focus Risk: If a fund focuses its investments in securities of issuers located in a particular country or region, the fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Emerging Markets Risk: Securities of issuers associated with emerging market countries may be subject to higher and additional risks than securities of issuers in developed foreign markets. Numerous emerging market countries have a history of, and continue to experience serious, and potentially continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive to trade in and generally have higher risks than those in developed markets. Securities in emerging markets also may be less liquid than those in developed markets and foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under other conditions. Frontier market countries generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

China Investments Risk: There are special risks associated with investments in China, Hong Kong, and Taiwan. China, Hong Kong, and Taiwan are highly interconnected and interdependent, with relationships built on trade, finance, culture, and politics.

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Despite prior economic and trade reforms and the prior expansion of private ownership of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies, including by embedding Chinese Communist Party or People’s Armed Forces Department personnel in Chinese companies. In addition, the Chinese government continues to maintain a major role in economic policy making and may alter or discontinue economic or trade reforms at any time. Investing in China involves risks of losses due to expropriation, nationalization, confiscation of assets and property, and the imposition of restrictions on foreign investments and on repatriation of capital invested.

Investments in China, Hong Kong, and Taiwan are also subject to the risk of escalating tensions and deteriorating relations with the U.S. as economic and strategic competition between the U.S. and China intensifies, which could result in further tariffs, trade restrictions, sanctions, or other actions that adversely impact the value of such investments. A reduction in spending on Chinese products and services, supply chain diversification or the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States may also have an adverse impact on the Chinese economy. In addition, investments in Taiwan could be adversely affected by its political and economic relationship with China. Certain securities issued by companies located or operating in China, such as China A-shares, are also subject to trading restrictions, quota limitations and less market liquidity, which could pose risks to a fund investing in such securities. In addition, investments in special structures that utilize contractual arrangements to provide exposure to certain Chinese companies, known as variable interest entities (“VIEs”), that operate in sectors in which China restricts and/or prohibits foreign investments may present additional risks. The Chinese government’s acceptance of the VIE structure is evolving. It is uncertain whether Chinese officials and regulators will withdraw their acceptance of the structure generally, or with respect to certain industries, or whether Chinese courts or arbitration bodies would decline to enforce the contractual rights of foreign investors, each of which would likely have significant, detrimental, and possibly permanent losses on the value of such investments.

Small and Mid-Cap Company Risk: Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell a small or mid-cap company security at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price. In general, small and mid-capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the

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market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a fund to at times underperform equity funds that use other investment strategies.

Market Trading Risk: Active trading markets for a fund’s shares may not be developed or maintained by market makers or authorized participants. Authorized participants are not obligated to make a market in a fund’s shares or to submit purchase or redemption orders for creation units, which may widen bid-ask spreads. Trading in shares on an exchange may be halted in certain circumstances. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of a fund’s shares will continue to be met. Additionally, in stressed market conditions, the market for a fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the fund’s portfolio holdings, which may cause a significant variance in the market price of a fund’s shares and their underlying value as well as an increase in a fund’s shares’ bid-ask spread.

Premium/Discount Risk: The net asset value (“NAV”) of a fund’s shares and the value of your investment may fluctuate. Disruptions to creations and redemptions or the market price of a fund’s holdings, the existence of extreme market volatility or potential lack of an active trading market for shares may widen bid-ask spreads and result in shares trading at a significant premium or discount to NAV. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

International Closed Market Trading Risk: To the extent that the underlying securities held by a fund trade on an exchange that is closed when the securities exchange on which a fund’s shares list and trade is open, there may be market uncertainty about the stale security pricing (i.e., the last quote from its closed foreign market) resulting in premiums or discounts to NAV that may be greater than those experienced by other ETFs.

Derivatives Risk: Derivatives are instruments, such as swaps, futures contracts, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a fund uses derivatives, the fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, settlement, liquidity, interest rate, market, credit and management risks, as well as difficulties with respect to valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.

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Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, and the use of artificial intelligence and machine learning (“AI”). Various operational events or circumstances are outside a fund’s or its advisor’s control, including instances at third parties. A fund and its advisor seek to reduce these operational risks through controls and procedures. However, measures that seek to reduce these operational risks through controls and procedures may not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: A fund and its service providers’ use of internet, technology and information systems may expose the fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized returns for certain periods, both before and after taxes, compare with those of a broad measure of market performance. The table also includes the performance of an additional index with a similar investment universe as the Portfolio. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting https://www.dimensional.com/us-en/funds.

The after-tax returns presented in the table for the Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

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Dimensional Emerging Markets Value ETF —Total Returns

January 2023-December 2025
Highest Quarter	Lowest Quarter
12.04% 2025, Q2	-7.60% 2024, Q4

Annualized Returns (%) Periods ended December 31, 2025
		Since
	1 Year	Inception
Dimensional Emerging Markets Value ETF
Return Before Taxes	32.20%	12.28%	[1]
Return After Taxes on Distributions	31.36%	11.25%	[1]
Return After Taxes on Distributions and Sale of Portfolio Shares	19.67%	9.37%	[1]
MSCI Emerging Markets Value Index (net dividends)
(reflects no deduction for fees, expenses or taxes on sales)	32.74%	11.59%	[1]
MSCI Emerging Markets Index (net dividends)
(reflects no deduction for fees, expenses or taxes on sales)	33.57%	11.06%	[1]

1.	Since inception April 26, 2022.

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the Portfolio. Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as the sub-advisors for the Portfolio. The following individuals are responsible for leading the day-to-day management of the Portfolio:

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• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2022).

• Joseph F. Hohn, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2022).

• Ethan Wren, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2022).

• Mary T. Phillips, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2024.

Purchase and Sale of Fund Shares

The Portfolio issues (or redeems) shares at NAV only to certain financial institutions that have entered into agreements with the Portfolio’s distributor in large aggregated blocks known as “Creation Units.” A Creation Unit of the Portfolio consists of 100,000 shares. Creation Units are issued (or redeemed) in-kind for securities (and an amount of cash) that the Portfolio specifies each day at the NAV next determined after receipt of an order.

Individual Portfolio shares may only be purchased and sold on NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Because Portfolio shares trade at market prices rather than at NAV, Portfolio shares may trade at a price less than (discount) or greater than (premium) the Portfolio’s NAV. Recent information, including information on the Portfolio’s NAV, market price, premiums and discounts, and bid-ask spreads, is available on the Portfolio’s website at https://www.dimensional.com/us-en/funds.

Tax Information

The dividends and distributions you receive from the Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

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Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 (512) 306-7400
DFA-022826-DFEV